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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 16, 2002
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        Virginia                       1-652                    54-0414210
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                1501 North Hamilton Street
                    Richmond, Virginia               23230
         (Address of Principal Executive Offices)  (Zip Code)


              Registrant's telephone number, including area code:
                                 (804) 359-9311


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


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

                  99.1     Statement under Oath of Principal  Executive  Officer
                           Regarding   Facts  and   Circumstances   Relating  to
                           Exchange Act Filings.

                  99.2     Statement under Oath of Principal  Financial  Officer
                           Regarding   Facts  and   Circumstances   Relating  to
                           Exchange Act Filings.

Item 9.           Regulation FD Disclosure

        On September 16, 2002, Universal Corporation delivered by overnight courier to the Securities and Exchange Commission the executed sworn statements of the Company's Principal Executive Officer and Principal Financial Officer in accordance with the order of the Commission dated June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

        In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in or attached to this report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               UNIVERSAL CORPORATION
                                                    (Registrant)



Date:  September 17, 2002             By:   /s/ George C. Freeman, III
                                            ------------------------------------
                                            George C. Freeman, III
                                            General Counsel and Secretary




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                                  Exhibit Index


Exhibit
Number                              Document
------                              --------

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

                                                                    Exhibit 99.1


     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Henry H. Harrell, Chairman and Chief Executive Officer (Principal Executive Officer) of Universal Corporation (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the Company's covered reports, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report filed on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the
                  Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


         /s/ Henry H. Harrell
--------------------------------------         Subscribed and sworn to before me
Henry H. Harrell                               before me this 16th day of
Chairman and Chief Executive Officer           September, 2002.
   (Principal Executive Officer)
                                               /s/ Joetta Davis   Notary Public
                                               ------------------------------
September 16, 2002                             My commission expires  8-31-03.
                                                                      --------

                                                                    Exhibit 99.2


     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Hartwell H. Roper, Vice President and Chief Financial Officer (Principal Financial Officer) of Universal Corporation (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the Company's covered reports, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report filed on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the
                  Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


       /s/ Hartwell H. Roper
-------------------------------------          Subscribed and sworn to before me
Hartwell H. Roper                              before me this 16th day of
Vice President and Chief Financial Officer     September , 2002.
   (Principal Financial Officer)
                                               /s/ Joetta Davis    Notary Public
                                               ------------------------------
September 16, 2002                             My commission expires   8-31-03.
                                                                       --------